UNITED STATES

SECURITIES and EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of report (Date of earliest event reported)             May 13, 2009

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

000-24272

(Commission File Number)

DELAWARE

(State or other jurisdiction of incorporation)

11-3209278

(I.R.S. Employer Identification Number)

1979 MARCUS AVENUE, SUITE E140, LAKE SUCCESS, NEW YORK 11042

(Address of principal executive offices)

(718) 961-5400

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Flushing Financial Corporation (the “Company”) (NASDAQ-GS: FFIC), the parent holding company for Flushing Savings Bank, FSB, announced that, through an arrangement with Sandler O’Neill + Partners, L.P., it will make a presentation to a group of institutional investors.

John R. Buran, the Company’s President and Chief Executive Officer and David W. Fry, the Company’s Executive Vice President and Chief Financial Officer will make the presentation at the Company’s executive offices in Lake Success, New York on May 14, 2009.

Item 9.01(d).	Exhibits
99.1.	Press release of Flushing Financial Corporation, dated May 13, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

Date: May 13, 2009	By:	/s/ David W. Fry
David W. Fry
	Title:	Executive Vice President, Treasurer
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release of Flushing Financial Corporation, dated May 13, 2009